# U.S.I. Holdings Corporation

***"USI Takes Flight"***

USI

**Merrill Lynch Insurance Conference**
*February 2003*

# About Forward-Looking Statements

*This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of U.S.I. Holdings Corporation, which may include statements about:*

- *its business strategy;*
- *its financial strategy;*
- *its future operating results;*
- *the integration of its operations with businesses or assets that it has acquired or may acquire in the future;*
- *competition from others in the insurance agency and brokerage business;*
- *future regulatory actions and conditions in the states in which it conducts its business; and*
- *its plans, objectives, expectations and intentions contained in this document that are not historical.*

*All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI's strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI's business strategy, are forward-looking statements. When used in this document, the words "will," "could," "believe," "anticipate," "intend," "estimate," "expect," "project," and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements. Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under "Risk Factors", "Management's Discussion and Analysis of Financial Conditions and Results of Operations" and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.*

USI

# Market Data

| | | |
|---|---|---|
| • Shares Outstanding: | 44,630,000 | |
| • 52 Week Range: | $9.60 – $11.90 per share | |
| • Implied Market Capitalization: | $428 – $531 million | |
| • Ticker / Listing: | "USIH" / NASDAQ | |
| • Dividend: | None | |
| • Analyst Research: | Jay Cohen | Merrill Lynch |
| | Hugh Warns | JPMorgan |
| | Charlie Gates | CSFB |
| | John Balkin | Fox-Pitt |

# USI Profile

- **Leading provider of P&C insurance and financial products and services to middle market companies in the U.S.**
  - 8th largest U.S. Broker*
  - Leading Benefits Broker (represents 46% of 2001 total revenues)

- **Company built both organically and through over 90 acquisitions from 1994 to 1999**

- **1999 to 2001 focused on integration plan execution**

- **Integrated national distribution capability**
  - Single distribution point for over 20 products and services
  - 58 offices and 360 sales professionals located in 20 states across the U.S.
  - Consistent branding, technology, financial and sales management
  - Customer base of approximately 60,000 small and mid-sized business clients

**July, 2002 Business Insurance*

USI

# Investment Highlights

- Consistent **organic growth** through all market cycles
  - Diversified revenue mix
  - Proven, proactive cross-selling capability
  - Strategic partnerships
  - Goal is 8-10% growth annually over long-term
- Hard P&C market continuing current **growth momentum** but it is not the sole driver
  - Should contribute less than 20% of overall growth in 2003
- Focused strategy for **margin expansion**
  - Improving but still 500 bps opportunity
- Augment growth with **accretive acquisitions**
  - Target 10% of prior year's revenue
- Experienced and motivated management team

USI

# Post-IPO Highlights

- Offering price of $10.00/share
- Positioned to deliver consistent earnings
- Improved balance sheet
- Improved cash flow
- Employee Equity
  - employees have 11% potential ownership

USI

# U.S.I. Holdings Corporation

## Financial Overview

USI

# Six Year Revenue Growth Trend

($ in millions)


17.7% CAGR
$149
$208
$254
$283
$312
$328
1997
1998
1999
2000
2001
2002

*Note: Revenue figures for 2000 exclude $8 million of non-recurring revenues in 2000 received from strategic partners.*

# Organic Revenue Growth - Lower Volatility



15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
1997
1998
1999
2000
2001
2002
6.0%
3.1%
9.0%
5.0%
2.0%
4.0%
4.3%
2.0%
9.0%
8.0%
5.5%
11.6%
9.0%
5.6%
12.1%
10.0%
8.1%
BRO
HRH
USI
Soft Market
Strong Economy
Hard Market
Weak Economy

USI

# Six Year EBITDA Growth Trend

($ in millions)


21.5% CAGR
$20
$28
$32
$48
$35
$58
1997
1998
1999
2000
2001
2002

# Strategic Plan For Margin Expansion Is Clear



EBITDA Margin
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
23.9%
25.7%
27.1%
26.8%
33.0%
36.0%
37.0%
BRO
HRH
21.1%
22.3%
24.9%
25.0%
26.0%
28.0%
29.2%
USI
10.2%
17.8%
23.5%
1997
1998
1999
2000
2001
2002
2003
Analyst
est.
Calendar Years

# USI Balance Sheet

| ($ in thousands) | Year Ended 2002 | Year Ended 2001 |
|---|---|---|
| **Assets** | | |
| Operating Cash | 21,374 | 30,832 |
| Other Current Assets | 254,461 | 266,055 |
| Intangible Assets | 280,130 | 282,189 |
| Other Assets | 23,541 | 51,784 |
| | 579,506 | 630,860 |
| **Liabilities** | | |
| Current Liabilities | 268,605 | 285,053 |
| Long Term Debt | 103,964 | 212,950 |
| Other | 2,836 | 8,386 |
| | 375,405 | 506,389 |
| **Stockholders' Equity** | | |
| (includes redeemable common stock) | 204,101 | 124,471 |

USI

# Capitalization

| ($ in thousands) | December 31, 2002 | December 31, 2001 |
|---|---|---|
| **Debt:** | | |
| Term Loan | 25,521 | 112,500 |
| Revolving credit facility | 56,075 | 73,475 |
| Seller notes and other debt | 51,239 | 64,061 |
| Total Debt | 136,835 | 250,036 |
| | | |
| **Stockholders' Equity** (includes redeemable common equity) | 204,101 | 124,471 |
| Total Capitalization | 340,936 | 374,507 |

| | 2002 | 2001 |
|---|---|---|
| **Debt/LTM EBITDA** | **2.3x** | **7.1x** |
| LTM EBITDA/Interest | 3.3x | 1.5x |
| Debt/Total Capitalization | 40.1% | 66.8% |

USI

# Experienced Senior Management Team

| Name | Position | Industry Experience | Age |
|---|---|---|---|
| David Eslick | Chairman, President and CEO | 22 | 44 |
| Tom O'Neil | Chief Operating Officer | 23 | 45 |
| Jeff Jones | Chief Marketing Officer | 25 | 48 |
| Bob Schneider | EVP Finance and Administration | 27 | 49 |
| Ed Bowler | Senior VP and CFO | 13 | 46 |
| Ernest Newborn | Senior VP, General Counsel and Secretary | 12 | 45 |

USI

# National Company With Regional Focus



USI
Midwest
6%
USI
West Coast
25%
USI
Northeast
43%
USI
Southeast
16%
USI
Southwest
10%
Corporate
Insurance Brokerage Offices
Specialized Benefits Offices

*Note: Percentage figures represent 2002 revenues*

USI

# Consistent Growth From Diversified Revenue Mix

Leadership in currently attractive P&C market complemented by sizable and growing presence in benefits business


Property and Casualty 55%
Group Employee Benefits 29%
Specialized Benefits Services 16%

**Total 2002 Revenues = $328 MM**

USI

# Product & Service Diversification

## Property and Casualty

- General Commercial Liability
- Workers' Compensation
- Fidelity and Surety Bonds
- Professional Liability
- Personal Lines (Auto, Home, etc.)
- Affinity Marketing

## Group Employee Benefits

- Group Health
- Group Life
- Group Disability
- Group Dental

## Core Benefits

- Health and Welfare Consulting,
- Defined Contribution Consulting
- Defined Benefit/Actuarial & Consulting, and Record keeping
- Related Legal/Compliance Consulting, & Administration
- Employee Benefits Outsourcing

## Enrollment and Communication

- Core Benefit Enrollment
- Individual Life and Disability
- Critical Care and Cancer Insurance

## Executive and Professional

- Bank Owned Life Insurance (BOLI)
- Company Owned Life (COLI)
- Executive Disability Income
- Estate Planning
- Individual Financial Planning

USI

# Attractive Middle Market Customer Base

- Very large market opportunity
  - Approximately 1.1 million middle market businesses in the U.S.*
  - USI has less than 2% market penetration
  - Primary competitors are local and regional brokers
- Customers value the USI model
  - Buying decisions made by CEO and CFO
  - Clients value convenience and comprehensive advice
  - Clients have underserved sophisticated needs
  - USI model results in high retention rates

**According to the U.S. Census Bureau for businesses with 20 to 999 employees*

# Proactive Cross-Selling Sales Culture

- Single distribution point for multiple products and services
  - Integrated team of sales professionals and product specialists
- Compensation practices reinforce cross-selling culture
  - Sales professionals – Referrals, Retention, & Pinnacle
  - Management team – Bonus criteria
- Sales professionals represent the largest employee shareholder group
  - Interests aligned with investors
- Cross Selling is a **MANDATORY ACTIVITY**; not voluntary
  - Cross-sell across 5 broad product categories

USI

# Proven Strategy and Opportunity

## Cross Sell Matrix

Top 15 clients ranked by revenues

| | Business Property & Casualty | | | | | | Employee Benefits | | | Retirement | Core Benefit Enrollment | Executive Benefits | | | | |
|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|---|
| Account Name | Package | GL | Umbrella | Auto | WC | Surety | Health | Life | Disability | 401K | Voluntary | Pers. P&C | Life | Disability | Estate | Def Comp |
| Account1 | ■ | ■ | ■ | ■ | ■ | ■ | ■ | ■ | ■ | | ■ | ■ | ■ | ■ | | |
| Account2 | ▲ | | | | | | | | | | ■ | | | | | |
| Account3 | | | | | | | | | | | ■ | | | | | |
| Account4 | ■ | ■ | ■ | ■ | ■ | ■ | ■ | ■ | ■ | | ■ | ● | ■ | ■ | | |
| Account5 | ■ | ■ | | ■ | | | | | | | | | | | | |
| Account6 | | | | | | | | | | | | | | | | ■ |
| Account7 | | | | | | | ■ | | | ■ | | | | | | |
| Account8 | | | | | | | ■ | | | ■ | | | | | | |
| Account9 | ■ | ■ | ■ | ■ | ■ | ■ | ■ | ■ | ■ | | ● | ● | ■ | ■ | | |
| Account10 | ■ | ▲ | ■ | ■ | ■ | | ■ | ■ | ■ | ▲ | ■ | ▲ | ■ | ■ | ▲ | ▲ |
| Account11 | | ■ | | | | | ■ | | | | ■ | | | ■ | | |
| Account12 | | | | | | | ■ | | | | ■ | | | ■ | | |
| Account13 | | | | | | | | | | | ■ | | | | | |
| Account14 | ■ | ■ | ■ | ■ | ■ | | ■ | ■ | | | ■ | | ■ | | | |
| Account15 | ■ | ■ | ■ | ■ | ■ | | ■ | | | | | | | | | ■ |

■ Sold business or currently being provided to client
● Proposed and pending
▲ Blocked or proposed; did not sell the account

USI

# Cross Selling Success

- **Top 15 Clients**
  - 53% have 3 or more broad categories
  - 73% have 2 or more broad categories

- **Top 400 Clients**
  - 43% have 2 or more broad categories

- **20% of total gross new business is derived from cross selling broad categories**
  - <5% four years ago

USI

# Sophisticated Sales Management Technology

- Proactively manage sales behavior, real-time monitoring and forecasting
  - Reinforces sales behavior to align with business plan
  - New sales opportunities
  - Pipeline forecasting
  - Flexibility for changing needs and geographic and demographic diversity
- Sales force automation technology
  - Products
  - Clients
  - Regions
- Integrated sales philosophy drives the culture
- "What you measure and review gets accomplished"



VIEW
UTILITY
Company
Project
Revenue

# Unique Strategic Partnerships

| Strategic Partner | Start | Partnership |
|---|---|---|
| CERIDIAN | 12/01 | P&C and benefits to Ceridian clients |
| CERIDIAN | 12/01 | Payroll services to USI clients |
| Sovereign Bancorp | 12/01 | P&C and benefits to Sovereign clients |
| UNUM | 1998 | Benefits and voluntary products |
| ZURICH | 1998 | P&C for not-for-profit organizations |

USI

# USI Exclusive Ceridian Strategic Partnership

- ENROLLMENT & ELIGIBILITY
- FLEXIBLE SPENDING ACCOUNTS
- TUITION REIMBURSEMENT
- (401)K ADMINISTRATION
- DEFINED BENEFITS
- COBRA / HIPAA
- QDRO
- TRANSIT

- ✓ GROUP HEALTH, LIFE & DI
- ✓ HEALTH & WELFARE CONSULTING
- ✓ EMPLOYEE EDUCATION & ENROLLMENT
- ✓ VOLUNTARY WORKSITE PRODUCTS
- ✓ 401K AND DB CONSULTING
- ✓ NON QUALIFIED BENEFITS
- ✓ RISK MANAGEMENT
- ✓ WORKERS COMPENSATION
- ✓ BUSINESS PACKAGE & LIABILITY

- RECRUITING
- BACKGROUND CHECKS
- DRUG SCREENING
- APPLICANT TRACKING
- EXIT INTERVIEWS

- HRIS
- EMPLOYMENT LAW
- UNEMPLOYMENT COMP.
- EEO
- HR REPORTING
- TRAINING
- COMPLIANCE



Employment Life Cycle
Staffing
HR Admin
Payroll
Compensation
Employee Relations
Benefits

- TIME & ATTENDANCE
- PAYROLL PROCESSING
- CD-ROM
- 3RD PARTY INTERFACES
- TAX FILING

- PERFORMANCE APPRAISALS
- SALARY OR RATE CHANGES

- WORK/LIFE
- SURVEYS
- TRAINING
- EXPATRIATE SERVICE
- CONCIERGE SERVICES
- CHANGE MGMT.
- SELF SERVICE
- WELLNESS
- EAP

USI

# Organic Growth Augmented by Acquisitions

- Proven expertise in originating, completing and integrating acquisitions
- Highly fragmented industry with over 30,000 agencies
  - P&C, employee benefits, worksite marketing, etc.
- Criteria
  - NO auctions
  - Current footprint
  - "Fold ins"
  - Desire to grow beyond stand alone capabilities
  - MUST subscribe to cross-sell culture
  - MUST be accretive

USI

# Acquisitions – Why USI vs. peers?

- Fully integrated product and sales capabilities
- Growth opportunities for the business, clients, and employees
  - Fully integrated sales opportunities
- Structured entrepreneurial focus
- Young Company – 8 years old
  - Opportunity to participate and drive strategy
- Attractive equity valuation

# Motivated Management Team

- Management's net worth is tied to long-term success of the company and shareholder value

- 5 year performance options with cliff vesting
  - Accelerated vesting based on achieving performance targets:
    2003 = $1.02 cash EPS/normalized tax provision
    2004 = $1.22 cash EPS/normalized tax provision

- Senior management bonus matrix drivers:
  - Organic revenue growth
  - Margin expansion

USI

# Summary

- $8^{th}$ Largest U.S. Broker
  - Revenue diversity
  - Middle Market focus
- Sales and Marketing Company
  - Cross Selling – proven and proactive
  - Sales management and technology
  - Cash and equity incentives
  - Strategic Partners
- Structured Entrepreneurial focus
- Experienced and motivated management team
- Positioned for Growth
  - Organic
  - Acquisition
  - Margin expansion
  - Earnings momentum

# U.S.I. Holdings Corporation

*"USI Takes Flight"*

*February 2003*